EXHIBIT 24

                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ C. Michael Armstrong
                                   ------------------------------
                                             (Signature)
                                       C. Michael Armstrong

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Kenneth J. Bialkin
                                   ------------------------------
                                             (Signature)
                                       Kenneth J. Bialkin

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Edward H. Budd
                                   ------------------------------
                                             (Signature)
                                       Edward H. Budd

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Joseph A. Califano, Jr.
                                   ------------------------------
                                             (Signature)
                                       Joseph A. Califano, Jr.

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Douglas D. Danforth
                                   ------------------------------
                                             (Signature)
                                       Douglas D. Danforth

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Robert F. Daniell
                                   ------------------------------
                                             (Signature)
                                       Robert F. Daniell

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Leslie B. Disharoon
                                   ------------------------------
                                             (Signature)
                                       Leslie B. Disharoon

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of July, 1995.



                                   /s/ Gerald R. Ford
                                   ------------------------------
                                             (Signature)
                                       Gerald R. Ford

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Robert I. Lipp
                                   ------------------------------
                                             (Signature)
                                       Robert I. Lipp

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Dudley C. Mecum
                                   ------------------------------
                                             (Signature)
                                       Dudley C. Mecum

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Andrall E. Pearson
                                   ------------------------------
                                             (Signature)
                                       Andrall E. Pearson

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of July, 1995.



                                   /s/ Linda J. Wachner
                                   ------------------------------
                                             (Signature)
                                       Linda J. Wachner

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Joseph R. Wright, Jr.
                                   ------------------------------
                                             (Signature)
                                       Joseph R. Wright, Jr.

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                                   (Form S-8)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 300,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be offered by the Company in connection with a capital accumulation plan for agents of Primerica Financial Services, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or other appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


       IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of December, 1995.



                                   /s/ Arthur Zankel
                                   ------------------------------
                                             (Signature)
                                       Arthur Zankel






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